EXHIBIT 10.5

FIRST CHOICE BANK

2005 STOCK OPTION PLAN

1. Purpose

The purpose of the First Choice Bank 2005 Stock Option Plan (the “Plan”) is to strengthen First Choice Bank (the “Bank” and those corporations which are or hereafter become subsidiary corporations [as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)] of the Bank by providing an additional means of attracting and retaining competent directors, officers, and key employees and by providing to such persons added incentive for high levels of performance. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such persons may purchase shares of the common stock of the Bank pursuant to options granted in accordance with the Plan.

Options granted pursuant to the Plan are intended to be either “incentive stock options” within the meaning of Section 422 of the Code, or “nonqualified stock options”, as shall be determined and designated upon the grant of each option hereunder.

2. Administration

The Plan shall be administered by the Board of Directors (the “Board”). Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote, or the unanimous written consent, of its members. Subject to the express provisions of the Plan, the Board shall have the authority to construe and interpret the Plan, define the terms used therein, prescribe, amend and rescind, the rules and regulations relating to administration of the Plan, and make all other determinations necessary or advisable for administration of the Plan.

All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all persons, optionees, grantees, subsidiary corporations of the Bank and any successors-in-interest to such parties.

3. Incentive Stock Options

All options granted which are designated at the time of grant as an “incentive stock option” shall be deemed an incentive stock option.

(a) Incentive stock options granted under the Plan are intended to be qualified under Section 422 of the Code.

(b) Officers and key employees of the Bank or a subsidiary corporation shall be eligible for selection to participate in the incentive stock option portion of the Plan. No director of the Bank who is not also an officer or employee of the Bank or a subsidiary corporation, may be granted an incentive stock option hereunder. Subject to the express provisions of the Plan, the Board shall (i) select from the eligible class of employees to whom incentive stock options shall be granted and make appropriate grants of incentive stock options to those selected, (ii) determine the discretionary terms and provisions of the respective incentive stock option agreements (which need not be identical), (iii) determine the times at which such incentive stock options shall be granted, and (iv) determine the number of shares subject to each incentive stock option. An individual who has been granted an incentive stock option may, if he or she is otherwise eligible under the Plan, be granted additional incentive stock options if the Board shall so determine.

(c) Except as described in subsection (e) below, the Board shall not grant an incentive stock option to purchase shares of the Bank’s common stock to any individual who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Bank or a subsidiary corporation. The attribution rules of Section 424(d) of the Code shall apply in the determination of ownership of stock for these purposes.

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(d) The aggregate fair market value (determined as of the time the incentive stock option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Bank and its subsidiary corporations, if any) shall not exceed $100,000, plus any greater amount as may be permitted under subsequent amendments to the Code.

(e) The purchase price of stock subject to each incentive stock option shall be determined by the Board, but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, except, in the case of optionees who at the time of the grant own more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank or a subsidiary corporation, in which case the purchase price of the stock shall not be less than one hundred ten percent (110%) of the fair market value of such stock at the time such option is granted and the term of such option shall be for no more than five (5) years. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

4. Nonqualified Stock Options

(a) All options granted which are (i) in excess of the aggregate fair market value limitations set forth in Section 3(d) hereof, (ii) designated at the time of the grant as “nonqualified”, or (iii) intended to be incentive stock options but do not meet the requirements of incentive stock options, shall be deemed nonqualified stock options. Nonqualified stock options granted hereunder shall be so designated in the nonqualified stock option agreement entered into between the Bank and the optionee.

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(b) Directors, officers and key employees of the Bank or a subsidiary corporation shall be eligible for selection to participate in the nonqualified stock option portion of the Plan. Subject to the express provisions of the Plan, the Board shall (i) select from the eligible class of individuals to whom nonqualified stock options shall be granted and make appropriate grants of nonqualified stock options to those selected, (ii) determine the discretionary terms and provisions of the respective nonqualified stock option agreements (which need not be identical), (iii) determine the times at which such nonqualified stock options shall be granted, and (iv) determine the number of shares subject to each nonqualified stock option. An individual who has been granted a nonqualified stock option may, if he or she is otherwise eligible under the Plan, be granted additional nonqualified stock options if the Board shall so determine.

(c) The purchase price of stock subject to each nonqualified stock option shall be determined by the Board, but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation 20.2031-2.

5. Stock Subject to the Plan

Subject to adjustments as provided in Section 12, hereof, the stock to be offered under the Plan shall be shares of the Bank’s authorized but unissued common stock (hereinafter called “stock”) and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed 360,000 shares, of which up to 360,000 shares may be issued as incentive stock options. If any option shall be canceled, surrendered or expire for any reason without having been exercised in full, the underlying shares subject thereto shall again be available for purposes of the Plan.

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6. Continuation of Employment

Nothing contained in the Plan (or in any option agreement) shall obligate the Bank or a subsidiary corporation to employ any optionee for any period or interfere in any way with the right of the Bank or a subsidiary corporation to reduce the optionee’s compensation. However, the Bank may not reduce the terms of any option without the approval of the optionee.

7. Exercise of Options

No option shall be exercisable until all necessary regulatory and shareholder approvals of the Plan are obtained. Except as otherwise provided in this section, each option shall be exercisable in such installments, which need not be equal, and upon such contingencies as the Board, shall determine; provided, however, that if an optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, the optionee’s right to purchase any shares not purchased in such installment period shall continue until expiration or termination of such option. Notwithstanding the foregoing, the options shall vest at the rate of at least 20% per year over a five year period from the date the option is granted and no greater than 33 1/3% per year over a three year period from the date the option is granted.

Fractional share interests shall be disregarded, except that they may be accumulated. Not less than one (1) share may be purchased at any one time. Options may be exercised by written notice delivered to the Bank stating the number of shares with respect to which the option is being exercised, together with the full purchase price for such shares. Payment of the option price in full, for the number of shares to be delivered, must be made in cash or by cashier’s check. If the option is being exercised by any person other than the optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person to exercise the option. Optionees will have no rights as shareholders with respect to stock of the Bank subject to their stock option agreements until the date of issuance of the stock certificate to them.

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8. Nontransferability of Options

Each option shall, by its terms, be nontransferable by the optionee other than by will or the applicable laws of descent and distribution, and shall be exercisable during his or her lifetime only by the optionee.

9. Cessation of Directorship or Employment

Except as provided in Sections 10 and 20 hereof, if an optionee ceases to be a director or an employee of the Bank or a subsidiary corporation for any reason other than his or her disability (as defined in Section 22(e)(3) of the Code) or death, the optionee’s option shall expire three (3) months after the date of termination of such directorship or employment. During the period after cessation of directorship or employment, such option shall be exercisable only as to those installments, if any, which have accrued and/or vested as of the date on which the optionee ceased to be a director or an employee of the Bank or a subsidiary corporation.

10. Termination of Employment for Cause

If the stock option agreement so provides and if an optionee’s employment by the Bank or a subsidiary corporation is terminated for cause, the optionee’s option shall expire immediately; provided, however, the Board may, in its sole discretion, within thirty (30) days of such termination, reinstate the option by giving written notice of such reinstatement to the optionee at the optionee’s last known address. In the event of reinstatement, the optionee may exercise the option only to such extent, for such time, and upon such terms and conditions as if he or she had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause, disability or death. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude, and, in any event, the determination of the Board with respect thereto shall be final and conclusive.

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11. Disability or Death of Optionee

If any optionee dies while serving as a director or an employee of the Bank or a subsidiary corporation, the option shall expire one (1) year after the date of such death, except as provided in Section 20 hereof. After such death but before such expiration, the persons to whom the optionee’s rights under the option shall have passed by will or the applicable laws of descent and distribution or the executor or administrator of optionee’s estate shall have the right to exercise such option to the extent that installments, if any, had accrued and/or vested as of the date on which the optionee ceased to be a director or an employee of the Bank or a subsidiary corporation.

If the optionee shall terminate his or her directorship or employment because of disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise this option to the extent he or she is entitled to do so at the date of termination, at any time within one (1) year of the date of termination, except as provided in Section 20 hereof.

If any optionee dies during the three (3) month period referred to in Section 9 hereof, the option shall expire one (1) year after the date of such death, except as provided in Section 20 hereof.

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12. Adjustment Upon Changes in Capitalization

If the outstanding shares of the stock of the Bank are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Bank through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share subject to the option. Any adjustment under this Section 12 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share-interests shall be disregarded, except that they may be accumulated.

13. Terminating Events

A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of the Bank; (ii) a reorganization, merger or consolidation of the Bank with one or more corporations, the result of which (A) the Bank is not the surviving corporation, or (B) the Bank becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 51% of the aggregate voting power of all outstanding equity securities of the Bank); (iii) a sale of substantially all the assets of the Bank to another corporation; or (iv) a sale of the equity securities of the Bank representing more than 51% of the aggregate voting power of all outstanding equity securities of the Bank to any person or entity, or any group of persons and/or entities acting in concert. When the Bank knows that a Terminating Event will occur (i) the Bank shall deliver to each optionee no less than thirty (30) days prior to the Terminating Event, written notification of the Terminating Event and the optionee’s right to exercise all options granted pursuant to the Plan, whether or not vested under the Plan or applicable stock option agreement, and (ii) all outstanding options granted pursuant to the Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

Notwithstanding the foregoing, a Terminating Event shall not include a reorganization wherein the shareholders who control at least 80% of the shares of the Bank prior to the reorganization will control at least 80% of the shares of the bank holding company in substantially the same proportion following the bank holding company reorganization.

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14. Amendment and Termination

The Board may at any time suspend, amend or terminate the Plan and may, with the consent of the optionee, make such modification of the terms and conditions of the option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 12 and 13 hereof, no amendment or modification which would:

(a)	increase the maximum number of shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

(b)	change the minimum option price;

(c)	increase the maximum term of options provided for herein; or

(d)	permit options to be granted to anyone other than directors, officers or key employees of the Bank or a subsidiary corporation;

may be adopted without the Bank having first obtained any necessary regulatory and shareholder approvals required by law.

No option may be granted during any suspension or after termination of the Plan. Amendment, suspension or termination of the Plan shall not (except as otherwise provided in Section 12 hereof), without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

Notwithstanding the foregoing, if a Terminating Event occurs within the first three years following the issuance of the Bank’s Certificate of Deposit Insurance by the FDIC, instead of a complete and immediate vesting of all outstanding options under the Plan, such outstanding options shall accelerate in vesting on a pro rata basis, based upon the number of days since the grant of the option divided by 1,095. By example, if a Terminating Event occurred 365 days following the grant of the option, 33 1/3 of the options granted would be deemed vested and available for exercise. In this circumstance, the notice provided in the first paragraph of this Section 13 shall indicate the number of shares so vested.

15. Time of Granting Options

The time an option is granted, sometimes referred to as the date of grant, shall be the day of the action of the Board described in Sections 3(b) and 4(b) hereof; provided, however, that if appropriate resolutions of the Board indicate that an option is granted as of and on some future date, the time such option is granted shall be such future date. If action by the Board is taken by unanimous written consent of its members, the action of the Board shall be deemed to be at the time the last Board member signs the consent.

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16. Privileges of Stock Ownership; Securities Law Compliance; Notice of Sale

No optionee shall be entitled to the privileges of stock ownership as to any shares of stock not actually issued. No shares shall be purchased upon the exercise of any option unless and until the Bank has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bank, and all applicable requirements of any exchange upon which stock of the Bank may be listed. The optionee shall give the Bank notice of any sale or disposition of any such shares not more than five (5) days after such sale or disposition.

17. Effective Date of the Plan

The Plan shall be deemed adopted by the Board as of ________________, 2005 and shall be effective immediately subject to approval by the shareholders of the Bank within twelve months of the date the Plan is adopted, by the vote of a majority of the outstanding shares represented and voting at a meeting of shareholders at which a quorum is present, or by the written consent vote of the holders of a majority of the outstanding shares of the Bank’s stock.

18. Termination

Unless previously terminated by the Board, the Plan shall terminate at the close of business on ________________, 2015. No options shall be granted under the Plan thereafter, but such termination shall not affect any option theretofore granted.

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19. Option Agreement

Each option shall be evidenced by a written stock option agreement executed by the Bank and the optionee and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable and are not inconsistent with the Plan. Each incentive stock option agreement shall contain such terms and provisions as the Board may determine to be necessary in order to qualify such option as an incentive stock option within the meaning of Section 422 of the Code.

20. Option Period

Each option and all rights and obligations thereunder shall expire on such date as the Board may determine, but not later than ten (10) years from the date such option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

21. Exculpation and Indemnification

To the extent permitted by applicable law in effect from time to time, no member of the Board shall be liable for any act or omission of any other member of the Board nor for any act or omission on the member’s own part, except the member’s own willful misconduct or gross negligence. The Bank and its subsidiary corporations shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board in any action brought by a third party against such person (whether or not the Bank is joined as a party defendant) to impose a liability or penalty on such person while a member of the Board arising with respect to the Plan or administration thereof or out of membership on the Board , or all or any combination of the preceding; provided, the Board determines in good faith that such member of the Board was acting in good faith, within what such member of the Board reasonably believed to be the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Bank or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Section 21 does not apply to any action instituted or maintained in the right of the Bank by a shareholder or holder of a voting trust certificate representing shares of the Bank or a subsidiary corporation thereof. The provisions of this Section 21 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board, and the term “person” as used in this Section 21 shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

22. Regulatory Capital Requirements

Notwithstanding the foregoing provisions, in the event the Bank’s capital falls below the minimum requirements as determined by the California Department of Financial Institutions or the Bank’s primary federal regulator, the Bank’s primary federal regulator may direct the Bank to require the optionees to either exercise or forfeit their options.

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SECRETARY’s CERTIFICATE OF ADOPTION

I, the undersigned, do hereby certify:

1.	That I am the duly elected and acting Secretary of First Choice Bank (the “Bank”); and

2.	That the foregoing First Choice Bank 2005 Stock Option Plan was duly adopted by the Board of Directors at a meeting duly called as required by law and convened on the 20th day of October, 2005.

IN WITNESS WHEREOF, I have hereunto, subscribed my name and affixed the seal of the Bank this 20th day of October, 2005.

/s/ Phillip Thong
Phillip Thong
Corporate Secretary

(Seal)

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FIRST CHOICE BANK

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT is dated as of the ___ day of _________, _____, by and between First Choice Bank, a California corporation (the “Bank”), and _______ (“Optionee”);

WHEREAS, pursuant to the 2005 Stock Option Plan of First Choice Bank, the Board of Directors of the Bank has authorized granting to Optionee an incentive stock option to purchase all or any part of _________ authorized but unissued shares of common stock of the Bank, for cash at the price of ________ per share, such option to be for the term and upon the terms and conditions hereinafter stated;

NOW, THEREFORE, it is hereby agreed:

1. Grant of Option. Pursuant to said action of the Board of Directors and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by reference and is available to Optionee upon request, all or any part of _______ shares of common stock of the Bank (the “Option Shares”) at the price of _________ per share, which price is not less than one hundred percent (100%) of the fair market value of such stock (or not less than 110% of the fair market value of the stock for Optionee–Shareholders who own more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank) as of the date of action of the Board of Directors granting this option. The number of shares and exercise price of this option is subject to adjustment in accordance with Section 12 of the Plan, to give effect to stock splits and dividends or similar events where stock is issued without receipt of consideration by the Bank. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of this option but with a corresponding adjustment in the price for each share subject to the option. No fractional shares of stock shall be issued on account of any such adjustment.

2. Exercisability. This option shall be exercisable as to ________ shares on each of the __________ annual anniversaries of the date hereof. This option shall remain exercisable as to all of such shares until _______, _______ (but no later than ten (10) years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to the expiration of this option. In no event, however, shall the value of shares of stock, which may be the subject of any incentive option hereunder and which are first exercisable during any one year, exceed $100,000. Notwithstanding the preceding provisions of this paragraph, upon delivery of notice to Optionee from the Board of Directors (or the Stock Option Committee, if authorized) of the pendency of a “Terminating Event” as defined below, this option shall be exercisable in full immediately prior to such Terminating Event and not only as to those shares with respect to which installments, if any, have then accrued; subject, however, to earlier termination or expiration as provided elsewhere in the Plan. Optionee shall then be entitled to exercise this option or any portion thereof conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Any option not exercised shall terminate upon the occurrence of the Terminating Event unless provision is made in connection with the Terminating Event for assumption of this option or for substitution for this option of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof.

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For purposes of this Section 2, a “Terminating Event” means a dissolution or liquidation of the Bank, or a reorganization, merger or consolidation of the Bank with one or more corporations as a result of which the Bank will not be the surviving entity or the Bank becomes a subsidiary of another corporation, or a sale of substantially all of the assets and property of the Bank to another person or a sale of the equity securities of the Bank representing more than fifty-one percent (51%) of the aggregate voting power of all outstanding equity securities of the Bank.

3. Exercise of Option. This option may be exercised by written notice delivered to the Bank stating the number of shares with respect to which this option is being exercised, together with cash in the amount of the purchase price of such shares. No fewer than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option. In no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes due.

4 Cessation of Employment. Except as provided in Paragraph 5 hereof, if Optionee shall cease to be employed by the Bank or a subsidiary corporation for any reason other than Optionee’s disability or death, this option shall expire ninety (90) days thereafter or, if earlier, on the date specified in Paragraph 2 hereof. If Optionee shall cease to be employed by the Bank or a subsidiary corporation by reason of disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)), this option shall expire one (1) year thereafter or, if earlier, on the date specified in Paragraph 2 hereof. Before any such expiration, Optionee shall have the right to exercise this option as to those shares with respect to which installments, if any, had accrued under Paragraph 2 hereof.

5. Termination of Employment for Cause. If Optionee’s employment by the Bank or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee at his or her last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause, disability, or death. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties, conviction of a crime involving moral turpitude; and in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

6. Nontransferability; Death of Optionee. This option shall not be transferable except by Will or by the laws of descent and distribution and shall be exercisable only by Optionee during Optionee’s lifetime. If Optionee dies while employed by the Bank or a subsidiary corporation, or during the 90-day or one-year period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of Optionee’s death or, if earlier, on the date specified in Paragraph 2 hereof. After Optionee’s death but before such expiration, the persons to whom Optionee’s rights under this option shall have passed by Will or by the applicable laws of descent and distribution shall have the right to exercise this option as to those shares with respect to which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by the Bank or a subsidiary corporation.

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7. Employment. This agreement shall not obligate the Bank or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bank or a subsidiary corporation to reduce Optionee’s compensation.

8. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to common stock of the Bank subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

9. Modification and Termination by Board of Directors. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 13 and 14 of the Plan, but only with the consent of Optionee.

10. Notification of Sale; Securities Law Compliance. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bank not more than five (5) days after any sale or disposition of such shares. Optionee also agrees to comply with all applicable federal and state securities laws in connection with any sale or other disposition of such common stock. No shares issuable upon the exercise of options shall be issued and delivered unless and until the Bank has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bank, and all applicable requirements of any exchange upon which the stock of the Bank may be listed.

11. Notices. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee’s address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Chief Financial Officer..

12. Interpretation of Option. This option is intended to be an “incentive stock option” within the meaning of Section 422 of the Code and shall be construed to implement that intent. If all or any part of this option shall not be deemed an “incentive stock option” within the meaning of Section 422 of the Code, said option shall nevertheless be valid and carried into effect as a “non-qualified option” under the Plan.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

FIRST CHOICE BANK

By:
Name:
Title:	President/Chief Executive Officer

Optionee

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FIRST CHOICE BANK

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT is dated as of the ____ day of _________,____ by and between First Choice Bank, a California corporation (the “Bank”), and ____________ (“Optionee”);

WHEREAS, pursuant to the 2005 Stock Option Plan of First Choice Bank, the Board of Directors of the Bank has authorized granting to Optionee a stock option to purchase all or any part of _________________ authorized but unissued shares of common stock of the Bank, for cash at the price of ___________ per share, such option to be for the term and upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, it is hereby agreed:

1. Grant of Option. Pursuant to said action of the Board of Directors and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Bank hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by reference and is available to Optionee upon request, all or any part of _________ shares of common stock of the Bank (the “Option Shares”) at the price of _______ per share, which price is not less than one hundred percent (100%) of the fair market value of such stock as of the date of action of the Board of Directors granting this option. The number of shares and exercise price of this option is subject to adjustment in accordance with Section 12 of the Plan, to give effect to stock splits and dividends or similar events where stock is issued without receipt of consideration by the Bank. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of this option but with a corresponding adjustment in the price for each share subject to the option. No fractional shares of stock shall be issued on account of any such adjustment.

2. Exercisability. This option shall become exercisable as to ________ shares on each of the _________ annual anniversaries of the date hereof. This option shall remain exercisable as to all of such shares until ___________ (but no later than ten (10) years from the date this option is granted) unless this option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to the expiration of this option. In no event, however, shall the value of shares of stock, which may be the subject of any incentive option hereunder and which are first exercisable during any one year, exceed $100,000. Notwithstanding the preceding provisions of this paragraph, upon delivery of notice to Optionee from the Board of Directors (or the Stock Option Committee, if authorized) of the pendency of a “Terminating Event” as defined below, this option shall be exercisable in full immediately prior to such Terminating Event and not only as to those shares with respect to which installments, if any, have then accrued; subject, however, to earlier termination or expiration as provided elsewhere in the Plan. Optionee shall then be entitled to exercise this option or any portion thereof conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Any option not exercised shall terminate upon the occurrence of the Terminating Event unless provision is made in connection with the Terminating Event for assumption of this option or for substitution for this option of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof.

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For purposes of this Section 2, a “Terminating Event” means a dissolution or liquidation of the Bank, or a reorganization, merger or consolidation of the Bank with one or more corporations as a result of which the Bank will not be the surviving entity or the Bank becomes a subsidiary of another corporation, or a sale of substantially all of the assets and property of the Bank to another person or a sale of the equity securities of the Bank representing more than fifty-one percent (51%), of the aggregate voting power of all outstanding equity securities of the Bank.

3. Exercise of Option. This option may be exercised by written notice delivered to the Bank stating the number of shares with respect to which this option is being exercised, together with cash in the amount of the purchase price of such shares. No fewer than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option. In no event may the option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes due.

4. Cessation of Employment. Except as provided in Paragraph 5 hereof, if Optionee shall cease to be employed by or cease to serve as a director of the Bank or a subsidiary corporation for any reason other than Optionee’s disability or death, this option shall expire ninety (90) days thereafter or, if earlier, on the date specified in Paragraph 2 hereof. If Optionee shall cease to be employed by or cease to serve as a director of the Bank or a subsidiary corporation by reason of disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)), this option shall expire one (1) year thereafter or, if earlier, on the date specified in Paragraph 2 hereof. Before any such expiration, Optionee shall have the right to exercise this option as to those shares with respect to which installments, if any, had accrued under Paragraph 2 hereof.

5. Termination of Employment for Cause. If Optionee’s employment by the Bank or a subsidiary corporation is terminated for cause, this option shall expire immediately, unless reinstated by the Board of Directors within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee at his or her last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by the Bank or a subsidiary corporation upon the date of such termination for a reason other than cause, disability, or death. Termination for cause shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties, conviction of a crime involving moral turpitude; and in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

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6. Nontransferability; Death of Optionee. This option shall not be transferable except by Will or by the laws of descent and distribution and shall be exercisable only by Optionee during Optionee’s lifetime. If Optionee dies while employed by or serving as a director of the Bank or a subsidiary corporation, or during the 90-day or one-year period referred to in Paragraph 4 hereof, this option shall expire one (1) year after the date of Optionee’s death or, if earlier, on the date specified in Paragraph 2 hereof. After Optionee’s death but before such expiration, the persons to whom Optionee’s rights under this option shall have passed by Will or by the applicable laws of descent and distribution shall have the right to exercise this option as to those shares with respect to which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by the Bank or a subsidiary corporation.

7. Employment. In the event Optionee is an employee, this agreement shall not obligate the Bank or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Bank or a subsidiary corporation to reduce Optionee’s compensation.

8. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to common stock of the Bank subject to this option until the date of issuance of stock certificates to Optionee. Except as provided in the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

9. Modification and Termination by Board of Directors. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 13 and 14 of the Plan, but only with the consent of Optionee.

10. Notification of Sale; Securities Law Compliance. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this option, will notify the Bank not more than five (5) days after any sale or disposition of such shares. Optionee also agrees to comply with all applicable federal and state securities laws in connection with any sale or other disposition of such common stock. No shares issuable upon the exercise of options shall be issued and delivered unless and until the Bank has fully complied with all applicable requirements of any regulatory agency having jurisdiction over the Bank, and all applicable requirements of any exchange upon which the stock of the Bank may be listed.

11. Notices. Any notice to the Bank provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its main office and any notice to Optionee shall be addressed to Optionee’s address on file with the Bank or a subsidiary corporation, or to such other address as either may designate to the other in writing. Any notice shall be deemed duly given if and when enclosed in a properly sealed envelope and addressed as stated above and deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, any written notice under this Agreement may be given to Optionee in person, and to the Bank by personal delivery to its President or Chief Financial Officer.

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12. Interpretation of Option. This option is intended to be a non-qualified stock option described in Treas. Reg. § 1.83-7 to which Section 421 of the Code does not apply and shall be construed to implement that intent.

IN WITNESS WHEREOF, the parties hereto have executed this agreement.

FIRST CHOICE BANK

By
Name:
	Title:	President/Chief Executive Officer

Optionee

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